Exhibit 99.1
EMCORE Reports Fiscal 2021 Second Quarter Results
ALHAMBRA, CA, May 5, 2021 – EMCORE Corporation (Nasdaq: EMKR), a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets, today announced results for the fiscal 2021 second quarter ended March 31, 2021 (2Q21). Management will host a conference call to discuss financial and business results tomorrow, Thursday, May 6, 2021, at 8:00 AM Eastern Time.
Consolidated revenue for 2Q21 was $38.4 million, comprised of $13.1 million from the Aerospace & Defense segment and $25.3 million from the Broadband segment. Net income was $4.4 million and $5.9 million on a GAAP and non-GAAP basis, respectively. Adjusted EBITDA was $6.9 million. Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
“Sequential-quarter revenue growth of 15% was driven by the strong performance of our Broadband segment, led by double-digit percent increases in sales of our CATV and Sensing product lines. The higher revenue combined with gross margin strength and expense discipline resulted in operating profit margins of 12% and 15% on a GAAP and non-GAAP basis, respectively, and GAAP net income was positive for the third consecutive quarter, rising to 11% of revenue in 2Q21,” said Jeff Rittichier, Chief Executive Officer of EMCORE. “Our Aerospace & Defense growth initiatives remain on track, as our navigation business made important progress during the quarter, including securing a key follow-on contract for one of our new FOG IMU programs.”

Rittichier concluded his comments by saying, “We continue to see a strong order book for Broadband, extending well into the March 2022 quarter.”
Consolidated Results

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020	+increase/ -decrease
	2Q21	1Q21
Revenue	$38.4M	$33.4M	+$5.0M
Gross Margin	38%	38%	—%
Operating Expenses	$10.1M	$10.1M	$—M
Operating Margin	12%	8%	+4%
Net Income	$4.4M	$2.6M	+$1.8M
Earnings Per Share Diluted	$0.13	$0.08	+$0.05
Non-GAAP Gross Margin (1)	39%	38%	+1%
Non-GAAP Operating Expenses (1)	$8.9M	$9.3M	-0.4M
Non-GAAP Operating Margin (1)	15%	10%	+5%
Non-GAAP Net Income (1)	$5.9M	$3.4M	+$2.5M
Non-GAAP Earnings Per Share Diluted (1)	$0.17	$0.11	+$0.06
Adjusted EBITDA	$6.9M	$4.4M	+$2.5M
Ending Cash and Cash Equivalents	$65.3M	$31.2M	+$34.1M
Loan Payable	$6.5M	$6.5M	$—M
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
Aerospace and Defense (A&D) Segment
A&D’s sequential-quarter revenue decrease was primarily due to lower sales of QMEMS Navigation and Defense Optoelectronics products. Gross margin decreased slightly due to volume and mix changes. A&D segment R&D expense was lower as a result of (a) a higher amount of engineering labor related to NRE contract revenue recorded as Cost of Revenue and (b) decreased material costs related to several Navigation product development projects.

Three Months Ended
	Mar 31, 2021	Dec 31, 2020	+increase/ -decrease
	2Q21	1Q21
A&D Segment Revenue	$13.1M	$13.6M	-$0.5M
A&D Segment Gross Margin	29%	30%	-1%
A&D Segment R&D Expense	$3.2M	$3.7M	-$0.5M
A&D Segment Profit (2)	$0.6M	$0.4M	+$0.2M
Non-GAAP A&D Segment Gross Margin (1)	30%	31%	-1%
Non-GAAP A&D Segment R&D Expense (1)	$3.0M	$3.6M	-$0.6M
Non-GAAP A&D Segment Profit	$0.9M	$0.6M	+$0.3M
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
(2) Individual components may not sum to the total of reported consolidated amounts due to rounding.
Broadband Segment
Broadband’s sequential-quarter revenue increase was primarily driven by higher sales of Cable TV and Sensing products, while gross margin and R&D expense were consistent.

Three Months Ended
	Mar 31, 2021	Dec 31, 2020	+increase/ -decrease
	2Q21	1Q21
Broadband Segment Revenue	$25.3M	$19.8M	+$5.5M
Broadband Segment Gross Margin	43%	43%	—%
Broadband Segment R&D Expense	$0.6M	$0.6M	$—M
Broadband Segment Profit (2)	$10.2M	$7.9M	+$2.3M
Non-GAAP Broadband Segment Gross Margin (1)	43%	43%	—%
Non-GAAP Broadband Segment R&D Expense (1)	$0.5M	$0.5M	$—M
Non-GAAP Broadband Segment Profit	$10.4M	$8.0M	+$2.4M
(1) Please refer to the schedules at the end of this press. release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures.
(2) Individual components may not sum to the total of reported consolidated amounts due to rounding.
Business Outlook
The Company expects revenue for the fiscal 2021 third quarter ending June 30, 2021 to be in the range of $40 million to $42 million.
Conference Call
The Company will discuss its financial results on May 6, 2021 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available, live, to interested parties by dialing 800-367-2403. For international callers, please dial +1 334-777-6978. The conference passcode number is 6389635. The call will be webcast live via the Company's website at http://www.emcore.com. A webcast will be available for replay beginning Thursday, May 6, 2021 following the conclusion of the call.
About EMCORE
EMCORE Corporation is a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets. Our best-in-class components and systems support a broad array of applications including navigation and inertial sensing, defense optoelectronics, broadband transport, 5G wireless infrastructure, optical sensing, and cloud data centers. We leverage industry-leading Quartz MEMS, Lithium Niobate and Indium Phosphide chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-

integrated manufacturing capability at its wafer fabrication facility in Alhambra, CA, and Quartz MEMS manufacturing facility in Concord, CA. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facility in Concord. For further information about EMCORE, please visit http://www.emcore.com.
Use of Non-GAAP Financial Measures
The Company conforms to U.S. Generally Accepted Accounting Principles (“GAAP”) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, operating profit margin, net income, and earnings per share, as well as adjusted EBITDA.
Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.
The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.
Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.
Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.
These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected financial results, the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; (g) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (h) acquisition-related risks, including that (i) the revenues and net operating results obtained from our acquisition of the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iii) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (i) risks related to our ability to obtain capital; (j) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; (k) the outbreak of COVID-19 and the impact on our business and operations, which is evolving and beyond our control; (l) risks and uncertainties related to manufacturing and production capacity and expansion plans related thereto; (m) risks related to the conversion of order backlog into product revenue; and (n) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as updated by our subsequent periodic reports.
Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statement of Operations and Comprehensive Income (Loss)
(in thousands, except for per share data)
(unaudited)

	For the three months ended March 31,		For the six months ended March 31,
	2021	2020	2021	2020
Revenue	$38,406	$23,850	$71,832	$49,332
Cost of revenue	23,772	17,423	44,626	35,431
Gross profit	14,634	6,427	27,206	13,901
Operating expense:
Selling, general, and administrative	6,062	7,139	11,860	13,026
Research and development	3,771	4,584	8,067	9,226
Loss (gain) on sale of assets	218	(315)	189	(1,917)
Total operating expense	10,051	11,408	20,116	20,335
Operating income (loss)	4,583	(4,981)	7,090	(6,434)
Other (expense) income:
Interest (expense) income, net	(49)	1	(98)	(14)
Foreign exchange (loss) gain	(68)	(156)	169	(9)
Total other (expense) income	(117)	(155)	71	(23)
Income (loss) before income tax (expense) benefit	4,466	(5,136)	7,161	(6,457)
Income tax (expense) benefit	(82)	55	(208)	41
Net income (loss)	$4,384	$(5,081)	$6,953	$(6,416)
Foreign exchange translation adjustment	(11)	29	(21)	(7)
Comprehensive income (loss)	$4,373	$(5,052)	$6,932	$(6,423)
Per share data:
Net income (loss) per basic share	$0.13	$(0.18)	$0.22	$(0.22)
Weighted-average number of basic shares outstanding	32,968	29,033	31,219	28,931
Net income (loss) per diluted share	$0.13	$(0.18)	$0.21	$(0.22)
Weighted-average number of diluted shares outstanding	34,451	29,033	32,492	28,931

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of March 31, 2021	As of September 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$63,728	$30,390
Restricted cash	1,553	148
Accounts receivable, net of credit loss of $175 and $227, respectively	29,836	25,324
Contract assets	685	1,566
Inventory	29,747	25,525
Prepaid expenses and other current assets	4,598	5,589
Assets held for sale	1,983	1,568
Total current assets	132,130	90,110
Property, plant, and equipment, net	19,180	21,052
Goodwill	69	69
Operating lease right-of-use assets	14,171	14,566
Other intangible assets, net	184	202
Other non-current assets	217	242
Total assets	$165,951	$126,241
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
PPP liability - current	$1,912	$—
Accounts payable	15,746	16,484
Accrued expenses and other current liabilities	10,068	11,577
Operating lease liabilities - current	1,183	992
Total current liabilities	28,909	29,053
PPP liability - non-current	4,576	6,488
Operating lease liabilities - non-current	13,222	13,735
Asset retirement obligations	2,049	2,022
Other long-term liabilities	794	794
Total liabilities	49,550	52,092
Commitments and contingencies
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 43,681 shares issued and 36,775 shares outstanding as of March 31, 2021; 36,461 shares issued and 29,551 shares outstanding as of September 30, 2020	779,681	744,361
Treasury stock at cost; 6,906 shares	(47,721)	(47,721)
Accumulated other comprehensive income	897	918
Accumulated deficit	(616,456)	(623,409)
Total shareholders’ equity	116,401	74,149
Total liabilities and shareholders’ equity	$165,951	$126,241

EMCORE CORPORATION
Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020
	2Q21	1Q21
Gross Profit	$14,634	$12,572
Gross Margin	38%	38%

Adjustments:
Stock-based compensation	203	141
Asset retirement obligation (ARO) accretion	8	19
Amortization of acquired intangibles	9	9
Total adjustments	220	169

Non-GAAP Gross Profit	$14,854	$12,741
Non-GAAP Gross Margin	39%	38%

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020
	2Q21	1Q21
Operating Expenses	$10,051	$10,065
Stock-based compensation	(719)	(762)
Severance and restructuring charges	(14)	(41)
CATV transition - gain on sale of assets	164	29
Loss on sale of assets	(382)	—
Litigation-related expenses	(169)	—
Non-GAAP Operating Expenses	$8,931	$9,291

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020
	2Q21	1Q21
Operating Profit	$4,583	$2,507
Operating Margin	12%	8%

Adjustments:
Stock-based compensation	922	903
Asset retirement obligation (ARO) accretion	8	19
Amortization of acquired intangibles	9	9
Severance and restructuring charges	14	41
CATV transition - gain on sale of assets	(164)	(29)
Loss on sale of assets	382	—
Litigation-related expenses	169	—
Total adjustments	1,340	943

Non-GAAP Operating Profit	5,923	3,450
Non-GAAP Operating Margin	15%	10%

Depreciation	976	996
Adjusted EBITDA	$6,899	$4,446
Adjusted EBITDA %	18%	13%

	Three Months Ended
	Mar 31, 2021	Dec 31, 2020
	2Q21	1Q21
Net Income	$4,384	$2,569
Earnings Per Share Basic	0.13	0.09
Earnings Per Share Diluted	0.13	0.08

Adjustments:
Stock-based compensation	922	903
Asset retirement obligation (ARO) accretion	8	19
Amortization of acquired intangibles	9	9
Severance and restructuring charges	14	41
CATV transition - gain on sale of assets	(164)	(29)
Loss on sale of assets	382	—
Litigation-related expenses	169	—
Foreign currency loss (gain)	68	(237)
Income tax expense	82	126
Total adjustments	1,490	832

Non-GAAP Net Income	5,874	3,401
Non-GAAP Earnings Per Share Basic	0.18	0.12
Non-GAAP Earnings Per Share Diluted	0.17	0.11

Interest expense, net	49	49
Depreciation	976	996
Adjusted EBITDA	$6,899	$4,446
Adjusted EBITDA %	18%	13%

	Three Months Ended			Three Months Ended
	Mar 31, 2021	Dec 31, 2020		Mar 31, 2021	Dec 31, 2020
	2Q21	1Q21		2Q21	1Q21
Aerospace and Defense			Broadband
Gross Profit	$3,775	$4,100	Gross Profit	$10,859	$8,472
Gross Margin	29%	30%	Gross Margin	43%	43%

Adjustments:			Adjustments:
Stock-based compensation	120	91	Stock-based compensation	83	50
Asset retirement obligation (ARO) accretion	—	—	Asset retirement obligation (ARO) accretion	8	19
Amortization of acquired intangibles	9	9	Amortization of acquired intangibles	—	—
Total adjustments	129	100	Total adjustments	91	69

Non-GAAP Gross Profit	$3,904	$4,200	Non-GAAP Gross Profit	$10,950	$8,541
Non-GAAP Gross Margin	30%	31%	Non-GAAP Gross Margin	43%	43%

Aerospace and Defense			Broadband
R&D Expenses	$3,157	$3,686	R&D Expenses	$614	$610
Stock-based compensation	(136)	(123)	Stock-based compensation	(73)	(80)
Non-GAAP R&D Expenses	$3,021	$3,563	Non-GAAP R&D Expenses	$541	$530

Contact:
EMCORE Corporation
Tom Minichiello
(626) 293-3400
investor@emcore.com